LETTER OF TRANSMITTAL

                      ALBANK CAPITAL TRUST I

                       OFFER TO EXCHANGE ITS
                9.27% CAPITAL SECURITIES, SERIES B
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                FOR ANY AND ALL OF ITS OUTSTANDING
                9.27% CAPITAL SECURITIES, SERIES A
         (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
    PURSUANT TO THE PROSPECTUS DATED ___________________, 1997


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    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
      TIME, ON ____________________, 1997, UNLESS EXTENDED.
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                    To: The Chase Manhattan Bank, as Exchange Agent

                  By Registered or Certified Mail
                  or Hand or Overnight Delivery:
                     The Chase Manhattan Bank
                          55 Water Street
                     Room 234, North Building
                     New York, New York 10041
                     Attention: Carlos Esteves

                       Confirm by Telephone:
                          (212) 638-0828

                      Facsimile Transmission:
                 (212) 638-7375 or (212) 344-9367

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           The undersigned acknowledges that he or she has received the Prospectus dated ____________, 1997 (the "Prospectus"), of ALBANK Capital Trust I (the "Trust") and ALBANK Financial Corporation (the "Company"), this Letter of Transmittal (the "Letter of Transmittal") and the Notice of Guaranteed Delivery (the "Notice of Guaranteed Delivery"), which together constitute the Trust's offer (the "Exchange Offer") to exchange its 9.27% Capital

Securities, Series B (the "New Capital Securities") for a like Liquidation Amount of its outstanding 9.27% Capital Securities, Series A (the "Old Capital Securities" and, together with the New Capital Securities, the "Capital Securities"). The terms of the New Capital Securities are identical in all material respects to the Old Capital Securities, except that the New Capital Securities have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions providing for an increase in the Distribution rate thereon. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________________, 1997, unless the
Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

           Holders who wish to tender their Old Capital
Securities and (i) who cannot complete the procedures for book-entry transfer on a timely basis, (ii) whose certificates for Old Capital Securities ("Certificates") are not immediately available or (iii) who cannot deliver their Old Capital Securities, this Letter of Transmittal or an Agent's Message (as defined in the Prospectus and in Instruction 1 below) in lieu of such Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Capital Securities according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities--Guaranteed Delivery" in the Prospectus. See Instruction 1 below.

           The term "Holder" with respect to the Exchange Offer means any person in whose name Old Capital Securities are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered holder or any participant in The Depository Trust Company ("DTC") system whose name appears on a security position listing as the holder of Old Capital Securities (which, for purposes of the Exchange Offer, include beneficial interests in the Old Capital Securities held by direct or indirect participants in DTC and Old Capital Securities held in definitive form). The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Capital Securities must complete this Letter of Transmittal in its entirety.

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
               COMPLETING THIS LETTER OF TRANSMITTAL

----------------------------------------------------------------------
           DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
----------------------------------------------------------------------


                                                   Liquidation   Number of
                                                    Amount of   Beneficial
                                 Old Capital       Old Capital  Holders for
Name and Address                 Securities        Securities   Whom Old
of Registered                  Tendered (Attach    Tendered (if   Capital
Holder (Please   Certificate   Additional List if    Less than   Securities are
fill in if blank)  Numbers*        Necessary)         All)**        Held
----------------------------------------------------------------------------
                                                      $
----------------------------------------------------------------------------
                                                      $
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                      $
----------------------------------------------------------------------------
Total Amount Tendered                                 $
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           * Need not be completed by book-entry holders.
           ** Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.

\_\ CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER CAPITAL SECURITIES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION 1):

    Name of Tendering Institution.................................

    DTC Account Number............................................

    Transaction Code Number.......................................

\_\ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF
    GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE
    BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
    PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING (SEE INSTRUCTION 1):

    Name of Registered Holder.....................................

    Window Ticket Number (if any).................................

    Date of Execution of Notice of Guaranteed Delivery............

    Name of Institution which Guaranteed Delivery.................

          If Guaranteed Delivery is to be made By Book-Entry Transfer:

    Name of Tendering Institution.................................

    DTC Account Number............................................

    Transaction Code Number.......................................

\_\ CHECK HERE IF OLD CAPITAL SECURITIES TENDERED BY BOOK-ENTRY
    TRANSFER BUT NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

\_\ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD
    CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (AN "EXCHANGING DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name...........................................................

    Address........................................................

Ladies and Gentlemen:

           The undersigned hereby tenders to the Trust and the Company the above-described aggregate Liquidation Amount of the Old Capital Securities in exchange for a like aggregate
Liquidation Amount of the New Capital Securities.

           Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

           THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE

OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE
UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE
REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND
AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

           The name and address of the registered holder of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate numbers and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

           If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

           The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions herein will, upon the Company's and the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

           Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

           BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED ACKNOWLEDGES THAT THIS EXCHANGE OFFER IS BEING MADE BY THE COMPANY AND THE TRUST BASED UPON THE COMPANY'S AND THE TRUST'S UNDERSTANDING OF AN INTERPRETATION BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") AS SET FORTH IN NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE NEW CAPITAL SECURITIES ISSUED IN EXCHANGE FOR THE OLD CAPITAL SECURITIES TO HOLDERS THEREOF (OTHER THAN TO HOLDERS THAT ARE "AFFILIATES" OF THE COMPANY OR THE TRUST

WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES
ACT) MAY BE RESOLD WITHOUT COMPLIANCE WITH THE REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE SECURITIES ACT, PROVIDED THAT, AND THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT, (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. HOWEVER, THE STAFF OF THE COMMISSION HAS NOT CONSIDERED THE EXCHANGE OFFER IN THE CONTEXT OF A NO-ACTION LETTER AND THERE CAN BE NO ASSURANCE THAT THE STAFF OF THE COMMISSION WOULD MAKE A SIMILAR DETERMINATION WITH RESPECT TO THE EXCHANGE OFFER AS IN OTHER CIRCUMSTANCES.

           IF A HOLDER OF REGISTRABLE SECURITIES IS AN AFFILIATE OF THE COMPANY, OR IS ENGAGED IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF THE NEW CAPITAL SECURITIES OR HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT TO THE DISTRIBUTION OF THE NEW CAPITAL SECURITIES TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, SUCH HOLDER COULD NOT RELY ON THE APPLICABLE INTERPRETATIONS OF THE STAFF OF THE COMMISSION AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SECONDARY RESALE TRANSACTION.

           BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

           THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO
THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE
PROSPECTUS (AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO
TIME) MAY BE

USED BY AN EXCHANGING DEALER IN CONNECTION WITH RESALES
OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH EXCHANGING DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ONE YEAR AFTER THE EXPIRATION DATE. IN THAT REGARD, EACH EXCHANGING DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH EXCHANGING DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY OR THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE EXCHANGING DEALER, OR THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. AS A RESULT, AN EXCHANGING DEALER THAT INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY OR THE TRUST, OR CAUSE THE COMPANY OR THE TRUST TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS AN EXCHANGING DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--EXCHANGE AGENT."

           Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accrued Distributions on such Old Capital Securities, and the undersigned waives the right to receive any interest on such Old Capital Securities accrued from and after such Distribution date or, if no such Distributions have been paid or duly provided for, from and after June 6, 1997.

           The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of Old Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death, dissolution or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDERS SIGN HERE
                        (See Instructions 1, 5 and 6)
                 (Please complete Substitute Form W-9 below)
      (Note: Signatures must be guaranteed if required by Instruction 2)

           Must be signed by registered holder exactly as name appears on Certificates for the Old Capital Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Exchange Agent for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

      ................................................

      ................................................
                            (Signature of Holder)
      Date............................................

      Name............................................
                                (Please Print)
      Capacity (full title)...........................

      Address.........................................
      ................................................
                              (Include Zip Code)

      Area Code and
      Telephone Number................................

      Tax Identification or
      Social Security Number..........................

                            GUARANTEE OF SIGNATURE
                          (See Instructions 2 and 5)

      ................................................
                            (Authorized Signature)
      Date............................................
      Name of Firm....................................
                                (Please Print)

      Capacity (full title)...........................
      Address.........................................
      ................................................
                              (Include Zip Code)

      Area Code and
      Telephone Number................................

SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5 and 6)           (See Instructions 1, 5 and 6)

    To be completed ONLY                     To be completed ONLY
if the New Capital Securities or any    if the New Capital Securities
Old Capital Securities that are not     or any Old Capital Securities
tendered are to be issued in            that are not tendered are to
the name of someone other than          be sent to someone other than
the registered holder of the Old        the registered holder of the
Capital Securities whose name           Old Capital Securities whose name
appears above.                          appears above, or to such registered
                                        holder at an address other
                                        than that shown above.

Issue                                   Mail
\_\ New Capital Securities              \_\ New Capital Securities
    and/or

\_\ Old Capital Securities              \_\ Old Capital Securities
    not tendered                         not tendered
to:                                     to:
Name.......................             Name.......................
         (Please Print)                          (Please Print)
Address....................             Address....................
 ...........................             ...........................
 ...........................             ...........................
     (Include Zip Code)                      (Include Zip Code)

Area Code and                           Area Code and
Telephone Number...........             Telephone Number...........

 ...........................             ...........................

(Tax Identification or                  (Tax Identification or
Social Security Number)                 Social Security Number)

                           INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


           1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely written confirmation from DTC of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Trust and the Company may enforce the Letter of Transmittal against such participant. Old Capital Securities may be tendered in whole or in part in a Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

           Holders who wish to tender their Old Capital
Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company and the Trust, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined above and in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

           The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

           THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

           Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

           2. Guarantee of Signatures. No signature guarantee of this Letter of Transmittal is required if:

            (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

           (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

           In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See
Instruction 5.

           3. Inadequate Space. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate numbers and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

           4. Partial Tenders and Withdrawal Rights. Tenders of Old Capital Securities will be accepted only in a Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered (if less than all)." In such case, a new Certificate for the remainder of the Old Capital Securities that were evidenced by the old Certificate will be sent to the holder of the Old Capital Security promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

           Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificates for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

           All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. The Company and the Trust, any affiliates or assigns of the Company and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital

Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

           5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Old Capital Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates or on a security position listing without alteration, enlargement or any change whatsoever.

           If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           If any tendered Old Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of Certificates.

           If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of such persons' authority to so act.

           When this Letter of Transmittal is signed by the registered owner of the Old Capital Securities listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless New Capital Securities are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other than the registered owner of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

           6. Special Issuance and Delivery Instructions. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

           7. Irregularities. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company or the Trust, be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Trust, any affiliates or assigns of the Company or the Trust, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

           8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copes of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

           9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 included below. Failure to provide the Exchange Agent with the correct TIN may subject distributions and other payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer to 31% backup withholding. In addition, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty.

           The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number (also included below) in order to avoid backup withholding with respect to distributions or other payments. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

           The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

           Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

           10. Lost, Destroyed or Stolen Certificates. If any Certificates representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

           11. Security Transfer Taxes. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however. New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

           IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR FACSIMILE
THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER
REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON
OR PRIOR TO THE EXPIRATION DATE.

-----------------------------------------------------------------------
PAYER'S NAME             THE CHASE MANHATTAN BANK
-----------------------------------------------------------------------

                        Part 1- PLEASE PROVIDE YOUR TIN  Social Security Number
                        IN THE BOX AT RIGHT AND CERTIFY        or Employer
                        BY SIGNING AND DATING BELOW       Identification Number

                                                          -----------------
                        -------------------------------------------------------

SUBSTITUTE               Part 2 - CERTIFICATION - Under penalties of perjury, I
FORM W-9I                certify that:

                         (1)  The number shown on this form is my correct
Department of the        Taxpayer Identification Number (or I am waiting for
Treasury Internal        a number to be issued to me);
Revenue Service
                         (2)  I am not subject to backup withholding either
                         because: (a) I am exempt from backup withholding,
                         or (b) I have not been notified by the Internal
Payer's Request for      Revenue Service (the "IRS") that I am subject to
Taxpayer Identification  backup withholding as a result of a failure to report
Number (TIN)             all interest or dividends, or (c) the IRS has
                         notified me that I am no longer subject to backup withholding; and

                         (3)  Any other information provided
                          on this form is true and correct.
                        -------------------------------------------------------

                         CERTIFICATION INSTRUCTIONS - You must     Part 3
                         cross out item (2) above if you have
                         been notified by the IRS that you are     Awaiting
                         currently subject to backup withholding   TIN    \_\
                         because of underreporting interest or
                         dividends on your tax return. However,
                         if after being notified by the IRS that
                         you are subject to backup withholding,
                         you received another notification from
                         the IRS that you are no longer subject
                         to backup withholding, do not cross out
                         such item (2).

                         THE INTERNAL REVENUE SERVICE DOES NOT
                         REQUIRE YOUR CONSENT TO ANY PROVISION OF
                         THIS DOCUMENT OTHER THAN THE
                         CERTIFICATIONS REQUIRED TO AVOID BACKUP
                         WITHHOLDING.

                         SIGNATURE................

                         DATE.....................

                         NAME (Please Print)......

                         ADDRESS (Please Print)...

                         .........................

                        -------------------------------------------------
 ...................................................................

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
BOX IN PART 3 OF SUBSTITUTE FORM W-9.

 ...................................................................
      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days. I further understand that if I do not provide a taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature..................................    Date................
Name (Please Print)................................................
Address (Please Print).............................................